Exhibit 99.1

PRESS RELEASE

FTAI Infrastructure Inc. Reports Fourth Quarter and Full Year 2025 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, February 26, 2026 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the fourth quarter and full year 2025. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Business Highlights

•	Reported $232.3 million(1) of Adjusted EBITDA for fiscal 2025, up 82% from fiscal 2024.
•	Fourth quarter Adjusted EBITDA of $80.2 million(2) represented a run rate at year-end of $320.8 million annually.
•	Closed new $1.315 billion term loan to refinance 2025 bridge facility issued in connection with the acquisition of the Wheeling & Lake Erie Railroad.
•	Railroad segment reported $41.3 million of fourth quarter Adjusted EBITDA with integration of the Wheeling now underway and multiple new M&A opportunities being pursued.

(1)	Excludes $9.0 million gain realized in Q4 related to CPE investment and $120.0 million gain related to the consolidation of Long Ridge following the acquisition of the remaining 49.9% minority stake.
(2)	Excludes $9.0 million gain realized in Q4 related to CPE investment.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Three Months Ended December 31, 2025	Year Ended December 31, 2025
Net Loss Attributable to Stockholders, Before Series B Preferred Stock Dividend and Loss on Extinguishment of Preferred Stock	$(118,959)	$(207,403)
Basic Loss per Share of Common Stock	$(1.06)	$(2.24)
Diluted Loss per Share of Common Stock	$(1.08)	$(2.26)
Adjusted EBITDA (1)	$89,158	$361,224
Adjusted EBITDA - Four Core Segments (1)(2)	$89,107	$382,815

(1)	For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)	Excludes Sustainability and Energy Transition and Corporate and Other segments.

Fourth Quarter 2025 Dividends

On February 26, 2026, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended December 31, 2025, payable on April 1, 2026 to the holders of record on March 13, 2026.

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Annual Report on Form 10-K, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

In addition, management will host a conference call on Friday, February 27, 2026 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register-conf.media-server.com/register/BI2c5be2238dae44279ac782022ea89a85. Once registered, participants will receive a dial-in and unique pin to access the call.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at https://www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A replay of the conference call will be available after 11:30 A.M. on Friday, February 27, 2026 through 11:30 A.M. on Friday, March 6, 2026 on https://ir.fipinc.com/news-events/events.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Infrastructure Inc.

FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@ftaiaviation.com

Exhibit - Financial Statements

FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenues
Total revenues	$143,517	$80,764	$502,520	$331,497

Expenses
Operating expenses	83,122	59,108	299,587	247,674
General and administrative	4,045	4,108	16,222	14,798
Acquisition and transaction expenses	11,698	1,084	27,138	5,457
Management fees and incentive allocation to affiliate	4,710	2,734	14,714	11,318
Depreciation and amortization	38,666	19,234	132,489	79,410
Asset impairment	—	72,336	4,401	72,336
Total expenses	142,241	158,604	494,551	430,993

Other income (expense)
Equity in earnings (losses) of unconsolidated entities	6,056	(16,498)	12,303	(55,496)
Gain (loss) on sale of assets, net	8,986	(225)	128,842	2,370
Loss on modification or extinguishment of debt	(42)	(502)	(59,323)	(8,925)
Interest expense	(90,286)	(33,312)	(265,914)	(122,108)
Other income	8,452	5,039	20,751	20,904
Total other expense	(66,834)	(45,498)	(163,341)	(163,255)
Loss before income taxes	(65,558)	(123,338)	(155,372)	(262,751)
Provision for (benefit from) income taxes	32,163	1,333	(3,318)	3,313
Net loss	(97,721)	(124,671)	(152,054)	(266,064)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(10,882)	(10,366)	(44,880)	(42,419)
Less: Preferred dividends and accretion on redeemable non-controlling interests	32,120	—	44,607	—
Less: Dividends and accretion of redeemable preferred stock	—	19,251	55,622	70,814
Net loss attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock	$(118,959)	$(133,556)	$(207,403)	$(294,459)

Net loss attributable to common stockholders	$(125,482)	$(133,556)	$(260,406)	$(294,459)

Loss per share:
Basic	$(1.06)	$(1.29)	$(2.24)	$(2.72)
Diluted	$(1.08)	$(1.29)	$(2.26)	$(2.72)
Weighted average shares outstanding:
Basic	116,294,461	103,426,793	115,214,910	108,217,871
Diluted	116,294,461	103,426,793	115,214,910	108,217,871

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands, except share and per share data)

	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$57,351	$27,785
Restricted cash and cash equivalents	268,595	119,511
Accounts receivable, net	95,388	52,994
Other current assets	62,677	19,561
Total current assets	484,011	219,851
Leasing equipment, net	36,570	37,453
Operating lease right-of-use assets, net	133,493	67,937
Property, plant, and equipment, net	4,581,771	1,653,468
Investments	22,243	12,529
Intangible assets, net	43,173	46,229
Goodwill	365,703	275,367
Other assets	81,697	61,554
Total assets	$5,748,661	$2,374,388

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$280,707	$176,425
Debt, net	1,611,006	48,594
Operating lease liabilities	9,108	7,172
Derivative liabilities	34,381	—
Other current liabilities	20,363	18,603
Total current liabilities	1,955,565	250,794
Debt, net	2,163,167	1,539,241
Operating lease liabilities	71,000	60,893
Derivative liabilities	189,116	—
Warrant liabilities	81,599	—
Deferred income tax liabilities	300,231	9,639
Other liabilities	44,000	57,465
Total liabilities	4,804,678	1,918,032

Commitments and contingencies

Redeemable preferred stock Series A ($0.01 par value per share; 200,000,000 total preferred shares authorized; 300,000 Series A shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively; redemption amount of $— million and $431.8 million as of December 31, 2025 and December 31, 2024, respectively)	—	381,218
Redeemable convertible preferred stock Series B ($0.01 par value per share; 200,000,000 total preferred shares authorized; 160,000 and — Series B shares issued and outstanding as of December 31, 2025 and December 31, 2024; redemption amount of $192.0 million and $— million as of December 31, 2025 and December 31, 2024)	152,642	—
Redeemable preferred stock Series A RailCo - Non-controlling interest (zero par value per share; 1,000,000 total preferred shares authorized; 1,000,000 and — Series A - RailCo shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively; redemption amount of $1.4 billion and $— million at December 31, 2025 and December 31, 2024, respectively)	937,578	—

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 116,294,461 and 113,934,860 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively)	1,163	1,139
Additional paid in capital	623,771	764,381
Accumulated deficit	(512,992)	(405,818)
Accumulated other comprehensive loss	(90,618)	(157,051)
Stockholders' equity	21,324	202,651
Non-controlling interests in equity of consolidated subsidiaries	(167,561)	(127,513)
Total equity	(146,237)	75,138
Total liabilities, redeemable preferred stock and equity	$5,748,661	$2,374,388

FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands, unless otherwise noted)

	Year Ended December 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(152,054)	$(266,064)
Equity in (earnings) losses of unconsolidated entities	(12,303)	55,496
Gain on sale of subsidiaries	(128,921)	—
Loss (gain) on sale of assets, net	79	(2,370)
Loss on modification or extinguishment of debt	59,323	8,925
Gain on sale of easement	—	(3,486)
Equity-based compensation	11,076	8,636
Depreciation and amortization	132,489	79,410
Asset impairment	4,401	72,336
Change in deferred income taxes	(5,764)	1,920
Change in fair value of non-hedge derivatives	603	—
Change in fair value of warrants	(4,234)	—
Amortization of deferred financing costs	10,988	6,248
Amortization of bond discount	23,336	8,682
Amortization of other comprehensive income	(20,092)	—
Paid-in-kind interest expense	5,829	—
Provision for (recovery) credit losses	(888)	863
Change in:
Accounts receivable	(9,920)	2,133
Other assets	(13,282)	(1,976)
Accounts payable and accrued liabilities	51,745	20,970
Derivative liabilities	(67,006)	—
Other liabilities	(3,416)	(7,001)
Net cash used in operating activities	(118,011)	(15,278)

Cash flows from investing activities:
Investment in unconsolidated entities	(18,548)	(3,826)
Acquisition of business, net of cash acquired	(856,644)	—
Acquisition of leasing equipment	(724)	(3,288)
Acquisition of property, plant and equipment	(280,526)	(79,536)
Investment in investor loan	11,001	—
Investment in promissory notes	—	(31,438)
Investment in equity instruments	—	(5,000)
Proceeds from insurance recoveries	—	267
Proceeds from sale of property, plant and equipment	2,775	1,198
Proceeds from sale of easement	—	3,486
Net cash used in investing activities	(1,142,666)	(118,137)

Cash flows from financing activities:
Proceeds from debt, net	1,794,074	498,426
Repayment of debt	(780,364)	(247,594)
Payment of financing costs	(62,051)	(11,438)
Proceeds from issuance of common shares	2,694	—
Proceeds from issuance of redeemable preferred stock	1,000,000	—
Redeemable preferred stock issuance costs	(21,197)	—
Repayment of preferred stock	(447,121)	—
Distributions to non-controlling interests	(1,311)	(15,039)
Settlement of equity-based compensation	(6,050)	(3,335)
Cash dividends - common stock	(13,831)	(13,124)
Cash dividends - redeemable preferred stock	(25,516)	(14,664)
Net cash provided by financing activities	1,439,327	193,232

Net increase in cash and cash equivalents and restricted cash and cash equivalents	178,650	59,817
Cash and cash equivalents and restricted cash and cash equivalents, beginning of period	147,296	87,479
Cash and cash equivalents and restricted cash and cash equivalents, end of period	$325,946	$147,296

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest and other costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion of redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net loss attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock to Adjusted EBITDA for the three and twelve months ended December 31, 2025 and 2024:

	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2025	2024	2025	2024
Net loss attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock	$(118,959)	$(133,556)	$(207,403)	$(294,459)
Add: Provision for (benefit from) income taxes	32,163	1,333	(3,318)	3,313
Add: Equity-based compensation expense	7,391	1,868	11,076	8,636
Add: Acquisition and transaction expenses	11,698	1,084	27,138	5,457
Add: Losses on the modification or extinguishment of debt and capital lease obligations	42	502	59,323	8,925
Add: Changes in fair value of non-hedge derivative instruments	(4,274)	—	(4,063)	—
Add: Asset impairment charges	—	70,401	4,401	70,401
Add: Incentive allocations	—	—	—	—
Add: Depreciation & amortization expense(1)	33,777	20,467	117,328	83,885
Add: Interest expense	90,286	33,312	265,914	122,108
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities(2)	18,152	5,182	30,875	20,272
Add: Dividends and accretion of redeemable preferred stock	32,120	19,251	100,229	70,814
Add: Interest and other costs on pension and OPEB liabilities	(93)	(280)	(887)	(66)
Add: Other non-recurring items(3)	—	—	2,295	—
Less: Equity in (earnings) losses of unconsolidated entities	(6,056)	16,498	(12,303)	55,496
Less: Non-controlling share of Adjusted EBITDA(4)	(7,089)	(6,889)	(29,381)	(27,194)
Adjusted EBITDA (Non-GAAP)	$89,158	$29,173	$361,224	$127,588

(1)
Includes the following items for the years ended December 31, 2025 and 2024: (i) depreciation and amortization expense of $132,489 and $79,410, (ii) capitalized contract costs amortization of $4,931 and $4,475 and (iii) amortization of other comprehensive income of $(20,092) and $—, respectively.

Includes the following items for the three months ended December 31, 2025 and 2024: (i) depreciation and amortization expense of $38,666 and $19,234, (ii) capitalized contract costs amortization of $1,233 and $1,233 and (iii) amortization of other comprehensive income of $(6,122) and $—, respectively.

(2)
Includes the following items for the years ended December 31, 2025 and 2024: (i) net income (loss) of $21,206 and $(55,656), (ii) interest expense of $8,574 and $43,549, (iii) depreciation and amortization expense of $9,029 and $28,115, (iv) acquisition and transaction expenses of $201 and $209, (v) changes in fair value of non-hedge derivative instruments of $(12,822) and $(1,488), (vi) asset impairment of $— and $274, (vii) equity-based compensation of $— and $2, (viii) loss on modification or extinguishment of debt of $— and $4,724, (ix) equity method basis adjustments of $10 and $65, (x) provision for income taxes of $4,676 and $— and (xi) other non-recurring items of $1 and $478, respectively.

Includes the following items for the three months ended December 31, 2025 and 2024: (i) net income (loss) of $9,628 and $(16,524), (ii) interest expense of $926 and $10,648, (iii) depreciation and amortization expense of $4,293 and $8,024, (iv) acquisition and transaction expenses of $— and $112, (v) changes in fair value of non-hedge derivative instruments of $— and $2,906, (vi) equity method basis adjustments of $— and $16 and (vii) provision for income taxes of $3,305 and $—, respectively.

(3)
Includes the following items for the year ended December 31, 2025: (i) incidental utility rebillings of $650, (ii) loss on inventory heel of $385, (iii) Railroad severance expense of $305 and (iv) non-ordinary professional fees of $955.

(4)
Includes the following items for the years ended December 31, 2025 and 2024: (i) equity-based compensation of $449 and $1,127, (ii) benefit from income taxes of $(219) and $(510), (iii) interest expense of $15,569 and $11,555, (iv) depreciation and amortization expense of $12,543 and $12,930, (v) changes in fair value of non-hedge derivative instruments of $(25) and $—, (vi) acquisition and transaction expenses of $278 and $7, (vii) interest and other costs on pension and OPEB liabilities of $(5) and $(1), (viii) asset impairment of $24 and $—, (ix) equity in earnings of unconsolidated entities of $96 and $—, (x) dividends and accretion of redeemable preferred stock of $243 and $—, (xi) loss on modification or extinguishment of debt of $367 and $2,086 and (xii) other recurring items of $61 and $—, respectively.

Includes the following items for the three months ended December 31, 2025 and 2024: (i) equity-based compensation of $105 and $188, (ii) benefit from income taxes of $(421) and $(136), (iii) interest expense of $3,801 and $3,649, (iv) depreciation and amortization expense of $3,324 and $3,075, (v) changes in fair value of non-hedge derivative instruments of $(22) and $—, (vi) acquisition and transaction expenses of $60 and $4, (vii) interest and other costs on pension and OPEB liabilities of $— and $(2), (viii) asset impairment charges of $(1) and $—, (ix) equity in earnings of unconsolidated entities of $65 and $—, (x) dividends and accretion of redeemable preferred stock of $171 and $— and (xi) loss on modification or extinguishment of debt of $7 and $111, respectively.

The following tables sets forth a reconciliation of net loss attributable to stockholders, before series B preferred stock dividend and loss on extinguishment of preferred stock to Adjusted EBITDA for our four core segments for the three months and year ended December 31, 2025:

	Three Months Ended December 31, 2025
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net loss attributable to stockholders, before series B preferred stock and loss on extinguishment of preferred stock	$(8,191)	$(6,971)	$(8,195)	$(45,699)	$(69,056)
Add: Provision for (benefit from) income taxes	317	(2,593)	658	34,933	33,315
Add: Equity-based compensation expense	1,230	328	70	5,636	7,264
Add: Acquisition and transaction expenses	1,190	—	959	3,966	6,115
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	12	—	30	42
Add: Changes in fair value of non-hedge derivative instruments	(3,764)	—	—	(510)	(4,274)
Add: Asset impairment charges	—	—	—	—	—
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation & amortization expense(1)	6,057	13,542	2,494	11,438	33,531
Add: Interest expense	552	15,442	2,413	26,730	45,137
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities(2)	18,305	—	—	—	18,305
Add: Dividends and accretion of redeemable preferred stock	32,120	—	—	—	32,120
Add: Interest and other costs on pension and OPEB liabilities	(93)	—	—	—	(93)
Add: Other non-recurring items	—	—	—	—	—
Less: Equity in earnings of unconsolidated entities	(6,210)	—	—	—	(6,210)
Less: Non-controlling share of Adjusted EBITDA(3)	(261)	(6,191)	(300)	(337)	(7,089)
Adjusted EBITDA (Non-GAAP)	$41,252	$13,569	$(1,901)	$36,187	$89,107

	Year Ended December 31, 2025
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders, before series B preferred stock and loss on extinguishment of preferred stock	$15,817	$(46,043)	$(30,765)	$109,824	$48,833
Add: Provision for (benefit from) income taxes	5,937	(1,873)	714	(7,524)	(2,746)
Add: Equity-based compensation expense	2,300	1,495	1,240	5,636	10,671
Add: Acquisition and transaction expenses	3,607	68	4,253	6,594	14,522
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	748	3,324	77	4,149
Add: Changes in fair value of non-hedge derivative instruments	(4,234)	—	—	171	(4,063)
Add: Asset impairment charges	4,401	—	—	—	4,401
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation & amortization expense(1)	21,273	51,128	9,973	34,144	116,518
Add: Interest expense	883	65,130	6,943	88,490	161,446
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities(2)	26,713	—	—	6,503	33,216
Add: Dividends and accretion of redeemable preferred stock	44,607	—	—	—	44,607
Add: Interest and other costs on pension and OPEB liabilities	(887)	—	—	—	(887)
Add: Other non-recurring items (3)	305	—	1,035	—	1,340
Less: Equity in earnings of unconsolidated entities	(9,223)	—	—	(10,588)	(19,811)
Less: Non-controlling share of Adjusted EBITDA(4)	(524)	(27,028)	(1,492)	(337)	(29,381)
Adjusted EBITDA (Non-GAAP)	$110,975	$43,625	$(4,775)	$232,990	$382,815

(1)	Jefferson Terminal
Includes the following items for the three months and year ended December 31, 2025: (i) depreciation and amortization expense of $12,309 and $46,197 and (ii) capitalized contract costs amortization of $1,233 and $4,931, respectively.

Power and Gas
Includes the following items for the three months and year ended December 31, 2025: (i) depreciation and amortization expense of $17,560 and $54,236 and (ii) amortization of other comprehensive income of $(6,122) and $(20,092), respectively.

(2)	Railroad
Includes the following items for the three months and year ended December 31, 2025: (i) net income of $9,781 and $14,966, (ii) depreciation expense of $4,293 and $6,145, (iii) interest expense of $926 and $926 and (iv) provision for income taxes of $3,305 and $4,676.

Power and Gas
Includes the following items for the three months and year ended December 31, 2025: (i) net income of $— and $10,576, (ii) interest expense of $— and $6,352, (iii) depreciation and amortization expense of $— and $2,185, (iv) acquisition and transaction expenses of $— and $201, (v) changes in fair value of non-hedge derivative instruments of $— and $(12,822), (vi) equity method basis adjustments of $— and $10 and (vii) other non-recurring items of $— and $1, respectively.

(3)	Railroad
Includes the following items for the year ended December 31, 2025: Railroad severance expense of $305.

Repauno
Includes the following items for the year ended December 31, 2025: (i) incidental utility rebillings of $650 and (ii) loss on inventory heel of $385.

(4)	Railroad
Includes the following items for the three months and year ended December 31, 2025: (i) equity-based compensation of $7 and $13, (ii) (benefit from) provision for income taxes of $1 and $33, (iii) interest expense of $3 and $5, (iv) depreciation and amortization expense of $29 and $116, (v) acquisition and transaction expenses of $6 and $20, (vi) interest and other costs on pension and OPEB liabilities of $— and $(5), (vii) changes in fair value of non-hedge derivative instruments of $(20) and $(23), (viii) asset impairment charges of $(1) and $24, (ix) equity in earnings of unconsolidated entities of $65 and $96, (x) dividends and accretion of redeemable preferred stock of $171 and $243 and (xi) other non-recurring items of $— and $2, respectively.

Jefferson Terminal
Includes the following items for the three months and year ended December 31, 2025: (i) equity-based compensation of $75 and $346, (ii) (benefit from) provision for income taxes of $(601) and $(434), (iii) interest expense of $3,577 and $15,085, (iv) depreciation and amortization expense of $3,137 and $11,842, (v) acquisition and transaction expenses of $— and $16 and (vi) loss on modification or extinguishment of debt of $3 and $173, respectively.

Repauno
Includes the following items for the three months and year ended ended December 31, 2025: (i) equity-based compensation of $— and $67, (ii) provision for income taxes of $36 and $39, (iii) interest expense of $115 and $373, (iv) depreciation and amortization expense of $111 and $538, (v) acquisition and transaction expense of $38 and $226, (vi) loss on modification or extinguishment of debt of $— and $190 and (vii) other non-recurring items of $— and $59, respectively.

Power and Gas
Includes the following items for the three months and year ended ended December 31, 2025: (i) equity-based compensation of $23 and $23, (ii) interest expense of $106 and $106, (iii) depreciation and amortization expense of $47 and $47, (iv) changes in fair value of non-hedge derivative instruments of $(2) and $(2), (v) provision for income taxes of $143 and $143, (vi) acquisition and transaction expense of $16 and $16 and (vii) loss on modification or extinguishment of debt of $4 and $4, respectively.